Exhibit 10.4

                  1995 Key Employee Stock Compensation Program


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                         BANK WEST FINANCIAL CORPORATION
                  1995 KEY EMPLOYEE STOCK COMPENSATION PROGRAM


         1. Purpose. This Bank West Financial Corporation 1995 Key Employee Stock Compensation Program ("Program") is intended to secure for Bank West Financial Corporation ("Corporation"), and its subsidiaries, including Bank West, F.S.B. (the "Bank"), and its stockholders, the benefits arising from ownership of the Corporation's common stock, par value $.01 per share ("Common Stock"), by those selected officers and other key employees of the Corporation who will be responsible for its future growth. The Program is designed to help attract and retain superior personnel for positions of responsibility with the Corporation and to provide key employees with an additional incentive to contribute to the success of the Corporation.

         2. Elements of the Program. In order to maintain flexibility in the award of stock benefits, the Program is comprised of three parts. The first part is the Incentive Stock Option Plan ("Incentive Plan"). The second part is the Compensatory Stock Option Plan ("Compensatory Plan"). The third part is the Stock Appreciation Rights Plan ("S.A.R. Plan"). Copies of the Incentive Plan, Compensatory Plan and S.A.R. Plan are attached hereto as Part I, Part II and
Part III, respectively, and are collectively referred to herein as the "Plans." The grant of an option or appreciation right under one of the Plans shall not be construed to prohibit the grant of an option or appreciation right under any of the other Plans.

         3. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provision of the Program set forth below.

         4. Administration of the Plans. The Plans shall be administered, construed, governed and amended in accordance with their respective terms.


                        GENERAL PROVISIONS OF THE PROGRAM


         Article 1. Administration. The Program shall be administered by a committee appointed by the Board of Directors of the Corporation and composed of not less than two directors of the Corporation, none of whom is a full-time officer or employee of the Corporation. The committee, when acting to administer the Program, is referred to as the "Program Administrators." Each Program Administrator shall be a "disinterested person" as set forth in Rule
16b-3(c)(2)(i) under the Securities Exchange Act of 1934. Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators. No Program Administrator shall be liable for any action or determination made in good faith with respect to the Program or to any option or stock appreciation right granted thereunder.

         Article 2. Authority of Program Administrators. Subject to the other provisions of this Program and applicable laws and regulations, and with a view to effecting its purpose, the Program Administrators shall have sole authority in their absolute discretion: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Program; (d) to determine the employees to whom options and appreciation rights shall be granted under the Program; (e) to determine the time or times at which options and appreciation rights shall be
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granted under the Program;  (f) to determine the number of shares subject to any option or stock appreciation right under the Program as well as the option price, and the duration of each option and appreciation right, and any other terms and conditions of options and appreciation rights; (g) to terminate the Program; and (h) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made
by  the  Program   Administrators   shall  be  binding  and  conclusive  on  all
participants in the Program and on their legal representatives, heirs and beneficiaries.

         Article 3. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of Common Stock available pursuant to the Plans, subject to adjustment as provided in Article 7 hereof, shall be an amount equal to 7.0% of the Common Stock to be issued and sold by the Corporation in the subscription offering and any community offering (the "Offering") pursuant to the Plan of Conversion of the Bank ("Plan of Conversion"). If any of the options granted under this Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall again be available for the purposes of the Program.

         Article 4. Eligibility and Participation. Only regular full-time employees of the Corporation, including officers whether or not directors of the Corporation, or of any subsidiary, shall be eligible for selection by the Program Administrators to participate in the Program. Directors who are not full-time, salaried employees of the Corporation, or of any subsidiary, shall not be eligible to participate in the Program.

         Article 5. Maximum Number of Shares to Any Individual. During the life of the Program, no employee or officer of the Corporation or of any subsidiary shall be granted stock options or stock appreciation rights pursuant to this Program in an aggregate amount in excess of 2.5% of the shares of Common Stock issued and sold by the Corporation in the Offering, subject to adjustment as provided in Article 7 hereof.

         Article 6. Effective Date and Term of Program. After its adoption by the Board of Directors of the Corporation, the Program shall become effective upon the subsequent approval of the Program by the stockholders of the Corporation by such vote as may be required by applicable laws and regulations, which vote shall be taken within 12 months of adoption of the Program by the Corporation's Board of Directors, provided, however, that stockholder approval shall not be obtained within the first six months following consummation of the Offering. No stock options or appreciation rights shall be granted under this Program prior to obtaining stockholder approval of the Program. The Program shall continue in effect for a term of ten years following the date it is adopted by the Board of Directors or approved by stockholders, whichever is earlier, unless sooner terminated under Article 2 of the General Provisions.

         Article  7.  Adjustments.   If  the  shares  of  Common  Stock  of  the
Corporation as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation,
combination,   exchange  of  shares,  other  reorganization,   recapitalization,
reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options and appreciation rights may be granted under this Program, including the maximum number of options and appreciation rights that may be granted to any individual. A corresponding adjustment changing the
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number or kind of shares allocated to unexercised  options,  appreciation rights or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options and appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or appreciation right. In making any adjustment to the number of shares pursuant to this Article 7, any fractional shares shall be disregarded.

         Article 8. Termination and Amendment of Program. The Program shall terminate no later than ten years from the date such Program is adopted by the Board of Directors or the date such Program is approved by the stockholders, whichever is earlier. No options or appreciation rights shall be granted under the Program after that date. Subject to the limitation contained in Article 9 of the General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option and appreciation right agreements to be used hereunder; provided that no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or appreciated pursuant to options or appreciation rights granted under this Program, except as permitted under Article 7 of the General Provisions or as may be approved by the stockholders of the Corporation; (b) change the minimum purchase price for shares under Section 4 of Plan I; (c) increase the maximum term established under the Plans for any option or appreciation right; or (d) permit the granting of an option or appreciation right to anyone other than as provided in Article 4 of the General Provisions.

         Article 9. Prior Rights and Obligations. No amendment, suspension or termination of the Program shall, without the consent of the employee who has received an option or appreciation right, alter or impair any of that employee's rights or obligations under any option or appreciation right granted under the Program prior to such amendment, suspension or termination.

         Article 10. Privileges of Stock Ownership. Notwithstanding the exercise of any options granted pursuant to the terms of this Program, no employee shall have any of the rights or privileges of a stockholder of the Corporation in respect of any shares of stock issuable upon the exercise of his or her option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which such stock certificate is issued.

         Article 11. Reservation of Shares of Common Stock. The Corporation, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Corporation will from time to time, as is necessary to accomplish the purposes of this Program, seek to obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Corporation to obtain from any regulatory agency having jurisdiction the authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.
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         Article 12. Tax Withholding. The exercise of any option or appreciation right granted under the Program is subject to the condition that if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option or appreciation right shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

         Article 13. Employment. Nothing in the Program or in any option or stock appreciation right shall confer upon any eligible employee any right to continued employment by the Corporation, or by any subsidiary corporations, or limit in any way the right of the Corporation or its subsidiary corporations at any time to terminate or alter the terms of that employment.

                                     PART I

                           INCENTIVE STOCK OPTION PLAN


         Section 1. Purpose. The purpose of this Incentive Plan is to promote the growth and general prosperity of the Corporation by permitting the Corporation to grant options to purchase shares of its Common Stock. This Incentive Plan is designed to help attract and retain superior personnel for positions of responsibility with the Corporation, or of any subsidiary, and to provide key employees with an additional incentive to contribute to the success of the Corporation. The Corporation intends that options granted pursuant to the provisions of this Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). This Incentive Plan is Part I of the Corporation's Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

         Section 2. Option Terms and Conditions. The terms and conditions of options granted under this Incentive Plan may differ from one another as the Program Administrators shall, in their discretion, determine, as long as all options granted under this Incentive Plan satisfy the requirements of this Incentive Plan.

         Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of this Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under this Incentive Plan expire later than ten years from the date on which the option is granted, except that any employee who owns more than 10% of the combined voting power of all classes of stock of the Corporation, or of its subsidiaries, must exercise any options within five years from the date of grant. In addition, each option shall be subject to early termination as provided in this Incentive Plan.

         Section 4. Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option; except that for any employee who owns more than 10% of the combined voting power of all classes of stock of the Corporation, or of its subsidiaries, the purchase price shall not be less than 110% of fair market value. For purposes of this
Part I, fair market value shall be the mean of the high and low sales prices of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such prices are reported, the mean between the closing high bid and low asked prices of a share of Common Stock on that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Board of Directors of the Corporation, or if no such prices are available, the book value of a share of Common Stock as determined under generally accepted accounting principles as of the latest practicable date.

         Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options, as defined in
Section 422(b) of the Code, are exercisable for the first time by any employee during any calendar year (under the terms of this Plan and all such plans of the Corporation and any subsidiaries) shall not exceed $100,000.

         Section 6. Exercise of Options. Each option shall become exercisable at the rate of 20% per year on each annual anniversary of the date the option was granted, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Corporation or by shares of Common Stock (including shares acquired pursuant to the exercise of an option), if permitted by the Program Administrators, or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option, provided that the form(s) of payment allowed the employee shall be established when the option is granted. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators in accordance with
Section 4 of this Incentive Plan.

         Section 7. Acceleration of Right of Exercise of Installments. Notwithstanding the first sentence of Section 6 of this Incentive Plan, in the event an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code or dies while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), the right to exercise the option shall be accelerated and the option shall be 100% exercisable (to the extent not previously exercised) as of the date of such disability or death. However, no stock option shall be exercisable within the first six months following the date of grant.

         Section 8. Written Notice Required. Any option granted pursuant to the terms of this Incentive Plan shall be exercised when written notice of that exercise has been given to the Corporation at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Corporation.

         Section 9. Compliance With Applicable Laws. Shares of Common Stock shall not be issued with respect to any option granted under this Incentive Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The Program Administrators may also require a person to whom an option has been granted under this Incentive Plan ("Optionee") to furnish evidence satisfactory to the Corporation, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability to the extent required by law or by this Section 9.

         Section 10. Employment of Optionee. Each Optionee, if requested by the Program Administrators when the option is granted, must agree in writing as a condition of receiving his or her option that he or she will remain in the employ of the Corporation or any subsidiary of the Corporation, as the case may be, following the date of the granting of that option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in this Incentive Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Corporation, or its subsidiary corporations, or limit in any way the right of the Corporation or any of its subsidiary corporations at any time to terminate or alter the terms of that employment.

         Section 11. Option Rights Upon Termination of Employment. If an Optionee ceases to be employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), for any reason other than death or disability, his or her option shall immediately terminate; provided, however, that the Program Administrators may, in their discretion, allow such option to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the option or this Incentive Plan otherwise provides for earlier termination.

         Section 12. Option Rights Upon Disability. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), the option may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or this Incentive Plan otherwise provides for earlier termination.

         Section 13. Option Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), or within three months after ceasing to be an employee thereof, his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death. However, in order for the option to continue to be treated as an incentive stock option under Section 422 of the Code, the option must be exercised no later than three months after the date of termination of employment.

         Section 14. Options Not Transferable. Options granted pursuant to the terms of this Incentive Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or his guardian or legal representative.


                                     PART II

                         COMPENSATORY STOCK OPTION PLAN


         Section 1. Purpose. The purpose of this Compensatory Plan is to permit the Corporation to grant options to purchase shares of its Common Stock to selected officers and full-time, key employees of the Corporation or any subsidiary. This Compensatory Plan is designed to help attract and retain superior personnel for positions of responsibility with the Corporation and its subsidiaries and to provide key employees with an additional incentive to contribute to the success of the Corporation. Any option granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422(b) of the Code. This Compensatory Plan is Part II of the Corporation's Program. Unless any provision herein indicates to the contrary, this Compensatory Plan shall be subject to the General Provisions of the Program.

         Section 2. Option Terms and Conditions. The terms and conditions of options granted under this Compensatory Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all options granted under this Compensatory Plan satisfy the requirements of the Compensatory Plan.

         Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under this Compensatory Plan expire later than ten years and one month from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in this Compensatory Plan.

         Section 4. Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall be equal to the fair market value of the shares at the time of the grant of the option. For purposes of this Part II, fair market value shall be the closing sales price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the closing high bid and low asked prices of a share of Common Stock on that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Board of Directors of the Corporation, or if no such prices are available, the book value of a share of a share of Common Stock as determined under generally accepted accounting principles as of the latest practicable date.

         Section 5. Exercise of Options. Each option shall become exercisable at the rate of 20% per year on each annual anniversary of the date the option was granted, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Corporation or by shares of Common Stock (including shares acquired pursuant to the exercise of an option), if permitted by the Program Administrators, or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators in accordance with Section 4 of this Compensatory Plan.

         Section 6. Acceleration of Right of Exercise of Installments. Notwithstanding the first sentence of Section 5 of this Compensatory Plan, if an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code or dies while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), the right to exercise the option shall be accelerated and the option shall be 100% exercisable (to the extent not previously exercised) as of the date of such disability or death. However, no stock option shall be exercisable within the first six months following the date of grant.

         Section 7. Written Notice Required. Any option granted pursuant to the terms of this Compensatory Plan shall be exercised when written notice of that exercise has been given to the Corporation at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Corporation.

         Section 8. Compliance With Applicable Laws. Shares shall not be issued with respect to any option granted under this Compensatory Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange or national quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The Program Administrators may also require a person to whom an option has been granted ("Optionee") to furnish evidence satisfactory to the Corporation, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability to the extent required by law or by this Section 8.

         Section 9. Employment of Optionee. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option that he or she will remain in the employment of the Corporation or any subsidiary, following the date of the granting of that option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in this Compensatory Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Corporation or any of its subsidiaries, or limit in any way the right of the Corporation or any subsidiary at any time to terminate or alter the terms of that employment.

        Section 10. Option Rights Upon Termination of Employment. If any Optionee under this Compensatory Plan ceases to be employed by the Corporation or any subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), for any reason other than disability or death, his or her option shall immediately terminate; provided, however, that the Program Administrators may, in their discretion, allow such option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment, unless either the option or this Compensatory Plan otherwise provides for earlier termination.

         Section 11. Option Rights Upon Disability. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or this Compensatory Plan otherwise provides for earlier termination.

         Section 12. Option Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

         Section 13. Options Not Transferable. Options granted pursuant to the terms of this Compensatory Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or his guardian or legal representative.

                                    PART III

                         STOCK APPRECIATION RIGHTS PLAN


         Section 1. Purpose. The purpose of this S.A.R. Plan is to permit the Corporation to grant stock appreciation rights for its Common Stock to its full-time key employees. This S.A.R. Plan is designed to help attract and retain superior personnel for positions of responsibility with the Corporation and any subsidiary and to provide key employees with an additional incentive to contribute to the success of the Corporation. This S.A.R. Plan is Part III of the Corporation's Program. Unless any provision herein indicates to the contrary, this S.A.R. Plan shall be subject to the General Provisions of the Program.

         Section 2. Terms and Conditions. The Program Administrators may, but shall not be obligated to, authorize, on such terms and conditions as they deem appropriate in each case, the Corporation to accept the surrender by the recipient of a stock option granted under Part I or Part II of the right to exercise that option, or portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such surrendered option, or portion thereof, over the option price of such shares. Such payment, at the discretion of the Program Administrators, may be made in shares of Common Stock valued at the then fair market value thereof, determined as provided in Section 4 of Part I, in cash or partly in cash and partly in shares of Common Stock; provided that with respect to rights granted in tandem with incentive stock options, the Program Administrators shall establish the form(s) of payment allowed the Optionee at the date of grant. The Program Administrators shall not be authorized to make payment to any Optionee in shares of the Corporation's Common Stock unless
Section 83 of the Code would apply to the Common Stock transferred to the Optionee.

         Section 3. Time of Grant. With respect to options granted under Part I, stock appreciation rights must be granted concurrently with the stock options to which they relate; with respect to options granted under Part II, stock appreciation rights may be granted concurrently or at any time thereafter prior to the exercise or expiration of such options.

         Section 4. Exercise of Stock Appreciation Rights; Effect on Stock Options and Vice Versa. Each stock appreciation right shall become exercisable at the rate of 20% per year on each annual anniversary of the date the stock appreciation right was granted, and the right to exercise may be cumulative as determined by the Program Administrators. Upon the exercise of a stock appreciation right, the number of shares available under the stock option to which it relates shall decrease by a number equal to the number of shares for which the right was exercised. Upon the exercise of a stock option, any related stock appreciation right shall terminate as to any number of shares subject to the right that exceeds the total number of shares for which the stock option remains unexercised.

         Section 5. Time Limitations. Any election by an Optionee to exercise the stock appreciation rights provided in this S.A.R. Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

         Section 6. Non-Transferable. The holder of a stock appreciation right may not transfer or assign the right otherwise than by will or in accordance with the laws of descent and distribution. Furthermore, in the event of the termination of his or her service with the Corporation as an officer and/or employee, the right may be exercised only within the period, if any, which the option to which it relates may be exercised.

         Section 7. Tandem Incentive Stock Option - Stock Appreciation Right. Whenever an incentive stock option authorized pursuant to Part I and a stock appreciation right authorized hereunder are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

         (a) The stock appreciation right will expire no later than the expiration of the underlying incentive stock option;

         (b) The stock appreciation right may be for no more than the difference between the exercise price of the underlying option and the market price of the stock subject to the underlying option at the time the stock appreciation right is exercised;

         (c) The stock appreciation right is transferable only when the underlying incentive stock option is transferable and under the same conditions;

         (d) The stock appreciation right may be exercised only when the underlying incentive stock option is eligible to be exercised; and

         (e) The stock appreciation right may be exercised only when the market price of the stock subject to the option exceeds the exercise price of the stock subject to the option.

         Section 8. Request for Reports. A copy of the Corporation's annual report to stockholders shall be delivered to each Optionee. Upon written request, the Corporation shall furnish to each Optionee a copy of its most recent Form 10-K Annual Report and each Form 10-Q Quarterly Report and Form 8-K Current Report filed with the Securities and Exchange Commission since the end of the Corporation's prior fiscal year, or the comparable forms for small business issuers if such forms are utilized by the Corporation.